National Health Investors Q4 2025 Supplemental

TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
REAL ESTATE INVESTMENTS	04
SENIOR HOUSING OPERATING PORTFOLIO	05
OPERATING PARTNERS	06
EBITDARM LEASE COVERAGE & OCCUPANCY	07
PURCHASE OPTIONS & LEASE MATURITIES	08
INVESTMENTS	
INVESTMENT RATIONALE	09
RECENT INVESTMENTS	10
CAPITALIZATION	
CAPITALIZATION OVERVIEW	11
CAPITAL STRUCTURE	12
DEBT MATURITIES	13
SELECT DEBT COVENANTS	14
FINANCIAL	
PERFORMANCE	15
BALANCE SHEETS	16
STATEMENTS OF INCOME	17
FFO & FAD RECONCILIATION	18
ADJUSTED EBITDA RECONCILIATION	19
NOI RECONCILIATIONS	20-21
SHOP RECONCILIATIONS	22
SNF REVENUE BY STATE	23
DEFERRALS & REPAYMENTS	24
GLOSSARY	25-28

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as "may," "should," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," "projects," "likely," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the operating success of our tenants, managers and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; risks associated with pandemics, epidemics or outbreaks; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; disruptions to the management and operations of our business and the uncertainties caused by activist investors; adverse economic effects from international trade disputes (including threatened or implemented tariffs imposed by the U.S. or by foreign countries) or similar events impacting economic activity; our dependence on the ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2025. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31, 2025.

COVER: THE BRIDGES AT WARWICK IS AN ASSISTED LIVING COMMUNITY OPERATED BY PRIORITY LIFE CARE IN JAMISON, PA.

1 Q4 2025

LEADERSHIP

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), established in 1991 as a Maryland corporation, is a self-managed real estate investment trust ("REIT") specializing in sale-leaseback, joint venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. We operate through two reportable segments: Real Estate Investments and Senior Housing Operating Portfolio ("SHOP"). Our investments in real estate properties include independent living facilities, assisted living facilities, entrance-fee communities, senior living campuses, skilled nursing facilities and hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



BETH BLANKENSHIP

SVP, Legal Affairs



GRANT JOHNSTON

SVP, Asset Management

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Farrell Granath
Cantor Fitzgerald: Rich Anderson
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wells Fargo: John Kilichowski

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

NHI LISTED NYSE

Q4 2025 2

PORTFOLIO OVERVIEW 3 Q4 2025 As of December 31, 2025 1 Adjusted segment NOI includes the impact of assets held for sale, and disposals during the quarter. The annualized impact excludes these items. See pages 20-21 for reconciliations. 2 Other income consists primarily of revenue from non-mortgage notes receivable. 3 Based on annualized adjusted NOI of $310.5 million for contracts in place at December 31, 2025.          3 Based on annualized adjusted NOI of $312.7 million for contracts in place at December 31, 2025. SLC NHC 12.4% SHOP 9.3% HOSPITAL & OTHER 4.0% ENSIGN 9.0% OTHER SNF 6.3% SLC 18.3%BICKFORD 12.0% OTHER SH 28.7% PARTNERS3 SNF 27.7% SPECIALTY HOSPITAL 2.0% SHOP 9.3% OTHER INCOME 2.0%2 ENTRANCE FEE 22.8% ASSISTED LIVING 29.9% SENIOR LIVING CAMPUS 5.5% INDEPENDENT LIVING 0.8% ASSET CLASS3 Sr. Hsng. Need-Driven 35.3% Sr. Hsng. Discretionary 23.6% SNF/Hospital 29.7% Other 2.0% SHOP 9.3%                          € ‚ €ƒ €€ƒ ‚„„ ƒ…† ‚‡„ „†ƒ €€ˆƒ ‰  †€ ƒ €…„ €€‡ †  …ƒ ƒ€ € ‡ˆ„  Š‹    ‡ „ ƒ  … †„ ˆ… Œ Ž   Š ‘     ‡…  …€  €  ƒ†ƒ …ˆ ‰  … …†‡ „ ‡„ƒ ‡†   ˆ…  Š‹    …† ‡  †„  „‡ ˆƒ Ž ’ †„ …††  €† † …… ˆ     † …  †…„ €† ‡ ……   ˆ…  €   … € ƒ ‚‡ ‡† ‚… †‡†

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	86	4,704	$ 23,034	$ 933	$ 22,101	$ 88	$ 22,189	$ 64,800	$ 86,989
Senior Living Campus	9	1,073	3,752	101	3,651	2	3,653	10,961	14,614
Total Need Driven	95	5,777	26,786	1,034	25,752	90	25,842	75,761	101,603
Senior Housing - Discretionary									
Independent Living	3	273	378	6	372	—	372	1,114	1,486
Entrance-Fee Communities	12	3,201	16,797	(70)	16,867	635	17,502	53,877	71,379
Total Discretionary	15	3,474	17,175	(64)	17,239	635	17,874	54,991	72,865
Total Senior Housing	110	9,251	43,961	970	42,991	725	43,716	130,752	174,468
Medical Facilities									
Skilled Nursing	65	8,534	21,559	178	21,381	—	21,381	64,141	85,522
Hospitals	1	71	1,075	84	991	—	991	2,973	3,964
Total Medical Facilities	66	8,605	22,634	262	22,372	—	22,372	67,114	89,486
Held for Sale and Disposals-			1,120	—	1,120	—	1,120	(1,120)	—
Total Leases	176	17,856	$ 67,715	$ 1,232	66,483	$ 725	$ 67,208	$ 196,746	$ 263,954
Mortgages and Other Notes									
Senior Housing - Need Driven	8	591	$ 2,030		$ 2,030	$ (51)	$ 1,979	$ 6,829	$ 8,808
Senior Housing - Discretionary	1	141	39		39	(1)	38	1,022	1,060
Skilled Nursing	3	367	280		280	(4)	276	816	1,092
Hospitals	1	36	621		621	(17)	604	1,813	2,417
Other Notes Receivable			1,569		1,569	—	1,569	4,564	6,133
Payoffs			268		268	(70)	198	(198)	—
Total Mortgage and Other Notes	13	1,135	$ 4,807		$ 4,807	$ (143)	4,664	$ 14,846	$ 19,510
Total Real Estate Investments			$ 72,522	$ 1,232	$ 71,290	$ 582	$ 71,872	$ 211,592	$ 283,464

** QTD Adjusted NOI includes the impact of assets held for sale, transitions, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for sale, transtions, disposals, and approximately $1.6 million in unscheduled deferral repayments received during the quarter.*

Q4 2025 4

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

TOTAL SENIOR HOUSING OPERATING PORTFOLIO (DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Properties	26	22	15	15	15
Units	3,009	2,670	1,732	1,732	1,732
Occupancy	86.9%	87.2%	89.1%	89.2%	89.4%
REVPOR	$3,918	$3,432	$3,071	$3,008	$3,014
Resident fees	$30,729	$21,177	$14,217	$13,939	$14,004
Operating expenses	(21,890)	(15,191)	(9,687)	(10,162)	(10,057)
Management fees	(1,536)	(1,062)	(709)	(691)	(697)
NOI	$7,303	$4,924	$3,821	$3,086	$3,250
NOI Margin	23.8%	23.3%	26.9%	22.1%	23.2%
Recurring capex	$672	$521	$382	$362	$394

SAME-STORE SENIOR HOUSING OPERATING PORTFOLIO (DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Properties	15	15	15	15	15
Units	1,732	1,732	1,732	1,732	1,732
Occupancy	86.4%	87.9%	89.1%	89.2%	89.4%
REVPOR	$3,111	$3,074	$3,071	$3,008	$3,014
Resident fees	$13,968	$14,057	$14,217	$13,939	$14,004
Operating expenses	(10,044)	(10,388)	(9,687)	(10,162)	(10,057)
Management fees	(704)	(707)	(709)	(691)	(697)
NOI	$3,220	$2,962	$3,821	$3,086	$3,250
NOI Margin	23.1%	21.1%	26.9%	22.1%	23.2%
Recurring capex	$483	$479	$382	$362	$394

5 Q4 2025

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
SENIORLIVING COMMUNITIES	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	18.3%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 80 skilled nursing facilities with 10,329 beds. NHC affiliates also operate 26 assisted living communities with 1,413 units, nine independent living communities with 777 units, three behavioral health hospitals, 34 homecare agencies, and 33 hospice agencies.	Public	SNF	12.4%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	12.0%
ENSIGN GROUP	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 17 states.	Public	SNF	9.0%
ENCORE SENIOR LIVING	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 34 communities in five states providing the continuum of senior care including independent living, assited living, and memory care.	Private	SH	3.9%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	3.7%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	3.5%
SPRING ARBOR SENIOR LIVING	Spring Arbor Senior Living, a Foundry Commercial company, operates 33 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.	Private	SH	3.3%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 314 independent operating subsidiaries across 17 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SNF	2.2%
Senior Living Hospitality	Senior Living Hospitality Group, LLC manages senior living communities, including Continuing Care Retirement Communities that offer Independent Living, Assisted Living, Memory Care, Skilled Nursing, and Rehabilitation Services. The mission is to deliver the best product, service, and value in senior living. Each day, the focus is on providing exceptional attention to resident needs, delivered with loving care and hospitality beyond expectation—an approach that defines the essence of community.	Private	EFC	2.2%

[1] *Based on annualized adjusted NOI of $312.7 million for contracts in place on December 31, 2025.*

Q4 2025 6

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI HISTORIC EBITDARM COVERAGE TRENDS



Total Portfolio
Total Sr Housing
Sr Housing-Need Driven
2.19x
1.68x
1.54x
1.14x
0.98x
0.80x
1.61x
1.50x
2.00
1.75
1.50
1.25
1.00
0.75
0.50
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25

SR HOUSING SUMMARY



1.40x
1.50x
1.67x
1.74x
1.52x
1.61x
Sr Housing (need driven)
Sr Housing (discretionary)
Sr Housing (total)

PRIOR T12	86.0%	85.4%	85.7%
T12	86.3%	86.8%	86.5%

MEDICAL SUMMARY



3.06x
3.28x
3.02x
2.54x
3.06x
3.25x
SNF
Medical Non-SNF
Medical

PRIOR T12	82.8%	78.5%	82.7%
T12	83.1%	76.7%	83.0%

NHI TOTAL PORTFOLIO



2.08x
2.19x
Prior T12
T12

PRIOR T12	84.2%
T12	85.0%

SR HOUSING DETAIL



1.70x
1.72x
1.22x
1.37x
1.54x
1.51x
1.97x
2.37x
Bickford³
Sr Housing Need Driven excl Bickford
SLC²
Sr Housing Discretionary excl SLC

PRIOR T12	85.6%	86.2%	82.9%	89.6%
T12	85.9%	86.6%	83.9%	91.6%

MEDICAL DETAIL



4.13x
4.33x
2.21x
2.42x
NHC¹
Medical excl NHC
3Q2024
3Q2025

PRIOR T12	88.5%	75.9%
T12	89.3%	78.7%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] SLC operates 10 discretionary senior housing properties and one need-driven assisted living community. Combined 11 community coverages above include the acquisition of a 251-unit CCRC in October 2025. The coverages on the other 10 are 1.50x for T12 and 1.56x for Prior T12.
[3] Bickford proforma coverages at the increased rent, effective April 2024, fully loaded for T12 as seen in the table above and 1.63x for Prior T12. Including that impact and all deferred rent repayments results in Bickford proforma coverages of 1.49x for T12 and 1.42x for Prior T12.

7 Q4 2025

PURCHASE OPTIONS
& LEASE MATURITIES

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2029	A	$6,463	2.28%
SNF	1	September 2028	2028	B	$532	0.19%
SNF	1	April 2032	2031	C	$2,659	0.94%
						3.41%

Option Type:

A. Fixed base price plus a specified share on any appreciation

B. Fixed base price

C. Fixed minimun internal rate of return on NHI's investment

[1] *Based on Real Estate Investments annualized adjusted NOI of $283.5 million for contracts in place at December 31, 2025.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH ($)	SNF ($)	Other ($)	Total ($)	% of Total[2]
2026	36	4,849	2,073	37,213	—	39,286	14.9%
2027	4	803	13,862	1,891	—	15,753	6.0%
2028	12	591	11,416	532	—	11,948	4.5%
2029	7	836	1,273	11,482	—	12,756	4.8%
2030	1	107	4,493	—	—	4,493	1.7%
2031	13	2,513	57,492	—	—	57,492	21.8%
2032	2	213	1,299	2,659	—	3,958	1.5%
2033	28	1,815	28,297	—	—	28,297	10.7%
2034	16	984	9,685	3,641	—	13,326	5.0%
Thereafter	57	5,209	44,577	28,104	3,964	76,645	29.1%

[2] *Based on annualized cash lease revenue of $264.0 million for contracts in place at December 31, 2025.*

Q4 2025 8

9 Q4 2025 WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES                                     * The average age of properties acquired since 2020 is 15.2 years. The total portfolio average age is 271.1 years. FOCUSED ON GROWING WITH OUR 42 OPERATING PARTNERS AND SELECT NEW CUSTOMERS DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES —š Ž  ˜ Ž ”–  ‹ ›ž– INVESTMENT RATIONALE INVESTMENT HISTORY* (DOLLARS IN MILLIONS) NOTES 6.2% SHOP 9.3% LEASE 84.4% Percentage INVESTMENT STRUCTURE

RECENT INVESTMENTS

RECENT LEASE AND SHOP ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield[2]	Total		
Q4 2025								
Senior Living Communities	SH	Lease	251/1	SC	8.25%	$52,500		
Priority Life Care	SH	Lease	1/107	PA	8.00%	$52,149		
William James Group,LLC	SH	Lease	1/56	AL	8.25%	$7,037		
Q3 2025								
Compass Senior Living	SH	SHOP	344/4	OK,OR	7.50%	$74,300		
Q2 2025								
Agemark Senior Living*	SH	Lease	205/6	NE	8.00%	63,500		
Q1 2025								
Generations, LLC*	SH	Lease	108/1	CO	8.00%	21,200		
Mainstay Healthcare[3]	SNF	Lease	88/1	FL	8.00%	8,600[3]		
Juniper Communities LLC*	SH	Lease	120/1	NJ	7.95%	46,300		
						$ 325,586		
Q4 2024								
Spring Arbor*	SH	Lease	522/10	NC	8.23%	121,300		
William James Group, LLC*	SH	Lease	46/1	GA	8.50%	6,870		
Q2 2024								
Encore Senior Living[4]	SH	Lease	110/1	WI	8.25%	32,100[4]		
						$ 160,270	$ (54,800)	$ 29,745

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2025								
Silverwave Wichita Falls	SH	Mortgage Loan	141/1	TX	8.75%	$11,250	$(11,250)	—
Fellowship Carolina Falls	SH	Mortgage Loan	94/1	SC	8.50%	$18,750	$(18,750)	—
Q2 2025								
Encore Senior Living	SH	Construction	84/1	MI	10.00%	$28,000	$(8,548)	$19,452
Q1 2025								
Vizion Health	N/A	Mezzanine Loan	N/A	N/A	8.50%	$5,400	$(5,263)	137
Senior Living Hospitality Group, LLC	N/A	Mezzanine Loan	N/A	N/A	8.5%	1,900	$(1,512)	388
						$54,061	$(34,084)	$19,977
Q4 2024								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	9.0%	$25,000	$(25,000)	—
Mainstay Healthcare*	SH	Mortgage Loan	141/1	FL	8.5%	9,000	(9,000)	—
Mainstay Healthcare*	SH	Mezzanine Loan	N/A	N/A	8.0%	350	(350)	—
Q3 2024								
The Sanders Trust *	HOSP	Mortgage Loan	36/1	FL	9.00%	27,720	(27,401)	319
Q2 2024								
Compass Senior Living, LLC*	SH	Mortgage Loan	165/2	OK	8.50%	9,500	(9,500)	—
Q1 2024								
Carriage Crossing Senior Living*	SH	Mortgage Loan	80/1	FL	8.75%	15,000[5]	(15,000)	—
						$86,570	$(86,251)	$319
Other Loan and Development Commitments								
Senior Living Hospitality Group	EFC	Working Capital Note	493/ 2	CT	7.50%	$5,000	$(3,476)	$1,524
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	15,000	(9,000)	6,000
Bickford	SH	Renovation	Various	Various	NA	8,000	(5,172)	2,828
Navion Senior Solutions	SH	Renovation	48/1	Various	NA	1,000	(319)	681
Senior Living Communities	EFC	Renovation	Various	Various	NA	10,000	(6,089)	3,911
Spring Arbor	SH	Renovation	522/10	NC	8.23%	3,000	—	3,000
Juniper Communities, LLC	SH	Renovation	120/1	NJ	7.95%	750	—	750
William James Group, LLC	SH	Renovation	46/1	GA	8.5%	600	(505)	95
Senior Living Communities	EFC	Mezzanine Loan	251/1	SC	7.25%	1,500	0	1,500

*Indicates new relationship

[1] Building count excludes renovations.

[2] This property was acquired in a deed in lieu of foreclosure transaction with SLM to satisfy the repayment of its $10.0 million mortgage note receivable.

[3] Acquisition was partially funded with with cancellation of a $22.2 million construction loan.

[4] Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent defferals due from Bickford.

[5] Additional $2.0 million available to be funded contingent upon the performance of facility operations until March 31, 2027.

Q4 2025 10

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Balance Sheet Data					
Gross cost of real estate assets	$ 3,295,740	3,104,283	$ 3,097,842	$ 3,031,719	$ $ 2,953,548
Total assets	2,796,887	2,690,064	2,695,959	2,782,885	2,614,371
Total liabilities	1,256,983	1,191,566	1,198,665	1,338,300	1,229,194
Total noncontrolling interests	18,361	17,599	17,649	18,111	18,702
Total stockholder's equity attributable to NHI	1,521,543	1,480,899	1,479,645	1,426,474	1,366,475
Operating Data					
Total revenue	$ 105,822	$ 89,847	$ 90,662	$ 89,296	$ 85,754
Rental revenue - GAAP	70,286	62,178	70,270	68,866	65,784
Straight-line rents	1,233	(10,942)	1,034	1,410	964
Amortization of lease incentives	725	725	725	725	724
Rental revenue - Cash	67,206	70,059	67,047	65,295	62,700
Net Operating Income	79,826	70,984	77,352	75,556	72,154
Adjusted EBITDA	73,864	75,378	70,348	68,060	67,146
Funds Available for Distribution	57,943	62,248	55,957	56,001	52,081
Interest expense	14,264	13,766	15,001	14,337	15,241
General & administrative expense	7,603	6,311	6,125	6,829	5,416
Diluted common shares outstanding	47,882	47,624	46,822	45,879	45,435
NAREIT FFO per diluted common share	1.22	1.09	1.19	1.14	1.24
Normalized FFO per diluted common share	1.22	1.32	1.22	1.15	1.12
Capitalization					
Common shares outstanding at end of each period	48,303	47,639	47,473	46,694	45,688
Market value of equity at end of each period	$ 3,688,900	$ 3,787,301	$ 3,328,807	$ 3,448,819	$ 3,166,178
Total debt	1,163,814	1,109,065	1,118,835	1,262,985	1,146,041
Secured debt	—	—	—	75,704	75,816
Net debt	1,144,190	1,027,440	1,100,195	1,127,981	1,121,752
Total enterprise value	4,833,090	4,814,741	4.429,002	4,576,800	4,287,930
Ratios					
Interest coverage ratio	5.2x	5.5x	4.7x	4.7x	4.5x
Fixed charge coverage ratio	5.5x	5.8x	5.0x	5.1x	4.7x
Net debt to adjusted EBITDA (annualized)	3.8x	3.6x	3.9x	4.1x	4.2x
Net debt as a percentage of enterprise value	23.7%	21.3%	24.8%	24.6%	26.2%
Total Debt / Gross Assets	32.2%	31.8%	32.2%	35.6%	34.1%
Secured Debt / Gross Assets	— %	— %	— %	2.1%	2.3%
Dividend Information					
Regular dividends declared per common share	$ 0.92	$ 0.92	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	75.4%	69.7%	73.8%	78.3%	80.4%
Dividends declared	$ 44,439	$ 43,827	$ 42,726	$ 42,024	$ 41,119
Normalized FFO payout ratio	76.0%	69.9%	74.7%	79.9%	81.0%
Normalized FAD payout ratio	76.6%	70.3%	76.3%	74.9%	78.9%
Portfolio Statistics					
Number of Properties	215	210	205	203	203

11 Q4 2025

CAPITAL STRUCTURE

DEBT[1]


UNSECURED, VARIABLE 27.9%
UNSECURED, FIXED 72.1%

FIXED CHARGE COVERAGE


5.5x
5.9x
4.5x
4.6x
5.5x
2021
2022
2023
2024
2025[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$381.0
$319.0
$252.8
$447.2
$322.0
$378.0
$600.0
$100.0
$496.0
$204.0
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

NET DEBT TO ADJUSTED EBITDA


4.9x
4.7x
4.5x
4.1x
3.8x
2021
2022
2023
2024
2025[2]

September 30, 2025		Amount	Rate	% of Total	Maturity
Unsecured Debt					
Fixed Rate					
Private Placement		100,000	4.51%	8.5%	1.0 years
Public Bonds due 2031		400,000	3.00%	33.9%	5.1 years
Public Bonds due 2033		350,000	5.35%	29.7%	7.1 years
Variable Rate					
Revolving Credit Facility		204,000	4.71%	17.3%	2.8 years
Term Loan		125,000	4.91%	10.6%	0.4 years
Total Unsecured Debt	$	1,179,000			
Subtotal		1,179,000	4.32%	100.0%	4.4 years
Note Discounts		(5,341)			
Unamortized Loan Costs		(9,844)			
Total Debt	$	1,163,814			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*

Q4 2025 12

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity [3]	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$204,000	4.71%	Variable	Oct-28	2.8	No
Bank Term Loan (S + 125)	125,000	4.91%	Variable	Jun-26	0.4	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	1.0	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	5.1	No
$350MM Senior Unsecured Notes	350,000	5.35%	Fixed	Feb-33	7.1	No
Total Debt	$1,179,000					
Weighted Average Interest Rate		4.32%			4.4	

[1] As of December 31, 2025.
[2] Variable rates based on daily SOFR for the quarter ended December 31, 2025.
[3] Excludes optional extensions for the revolver and bank term loan.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Private Placement
$125
$100
$496
$204
$750
2026
2027
2028
2029
2030
Thereafter

13 Q4 2025

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q2 2024	Q3 2024
Leverage ratio	<= 60%	34%	32%	34%	35%	37%	37%
Unsecured leverage ratio	<= 60%	37%	35%	37%	38%	41%	41%
Secured leverage ratio	<= 30%	—%	—%	—%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	5.28	5.20	4.89	4.84	4.60	4.60
Tangible net worth	$1.475bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q2 2024	Q3 2024
Leverage ratio	<= 60%	33%	31%	33%	38%	37%	38%
Unencumbered leverage ratio	<= 60%	36%	34%	36%	42%	40%	42%
Secured leverage ratio	<= 30%	—%	—%	—%	2%	2%	2%
Fixed charge coverage ratio	>= 2.00	5.04	4.71	4.27	4.24	4.20	4.15
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q2 2024	Q3 2024
Leverage ratio	<= 60%	33%	33%	33%	37%	37%	37%
Secured leverage ratio	<= 40%	—%	—%	—%	2%	2%	2%
Debt service ratio	>= 1.50	5.65	5.80	5.36	5.13	4.85	5.01
Unencumbered asset ratio	>= 150%	304%	308%	303%	279%	279%	279%

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

Q4 2025 14

15 Q4 2025 RETURN ON INVESTED CAPITAL GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION EBITDARM COVERAGE1 SENIOR HOUSING SKILLED NURSING2 TOTAL TOTAL RETURN2 NHI FTSE NAREIT Equity Health Care MSCI US REIT Index                          FAD PAYOUT RATIO                  PERFORMANCE                                                                    1EBITDARM coverage is based on trailing twelve month results through the period indicated. 2 Includes NHC Fixed Charge Coverage Ratio which is based on the corporate entity. 3Through December 31, 2025.

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		Q4 2025		Q4 2024
Assets				
Real estate properties				
Land	$	221,660	$	191,909
Buildings and improvements		3,055,866		2,751,071
Construction in progress		18,214		10,568
		3,295,740		2,953,548
Less accumulated depreciation		(821,982)		(742,295)
Real estate properties, net		2,473,758		2,211,253
Mortgage and other notes receivable, net of reserve of $18,910 and $20,249		203,296		268,926
Cash and cash equivalents		19,624		24,289
Straight-line rent receivable		78,891		87,150
Assets held for sale, net		3,562		
Other assets, net		17,756		22,753
Total Assets[1]	$	2,796,887	$	2,614,371
Liabilities and Stockholders' Equity				
Debt	$	1,163,814	$	1,146,041
Accounts payable and accrued expenses		43,734		37,757
Dividends payable		44,439		41,119
Deferred income		4,996		4,277
Total Liabilities[1]		1,256,983		1,229,194
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		10,195		9,790
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
48,302,944 and 45,687,942 shares issued and outstanding, respectively		483		457
Capital in excess of par value		1,922,713		1,736,831
Retained earnings		2,747,006		2,604,829
Cumulative dividends		(3,148,659)		(2,975,642)
Total National Health Investors Stockholders' Equity		1,521,543		1,366,475
Noncontrolling interests		8,166		8,912
Total Equity		1,529,709		1,375,387
Total Liabilities and Stockholders' Equity	$	2,796,887	$	2,614,371

[1] The consolidated balance sheets included the following amounts related to our consolidated variable interest entities ("VIE"): $403.4 million and $505.9 million of real estate properties, net; $9.1 million and $9.7 million of cash and cash equivalents; $0.6 million and $10.0 million of straight-line rents receivable; $4.2 million and $7.5 million of other assets, net; and $5.5 million and $5.7 million of Accounts payable and other liabilities as of December 31, 2025 and 2024, respectively.

Q4 2025 16

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q4 2025		Q4 2024
Revenues		(unaudited)		(unaudited)
Rental income	$	70,286	$	$ 65,784
Resident fees and revenues		30,729		14,004
Interest income and other		4,806		5,966
	$	105,823	$	85,754
Expenses				
Depreciation		21,653		18,680
Interest		14,264		15,241
Senior Housing operating expenses		23,426		10,756
Legal		11		411
Franchise, excise and other taxes		324		94
General and administrative		7,603		5,416
Taxes and insurance on leased properties		2,571		2,844
Loan and realty losses (gains)		(61)		745
		69,791		54,187
Gains (losses) from equity method investment		1,652		—
Gains on sale of real estate		119		4,960
Gain on forward equity sale agreement, net		—		6,261
Other Income		—		—
Income before income taxes		37,803		42,788
Income tax expense		—		—
Net income		37,803		42,788
Less: net loss (income) attributable to noncontrolling interests		360		454
Net income attributable to stockholders		38,163		43,242
Less: net income attributable to unvested restricted stock awards		(50)		(29)
Net income attributable to common stockholders	$	38,113	$	43,213
Weighted average common shares outstanding:				
Basic		47,652,977		45,117,095
Diluted		47,882,433		45,435,267
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.80	$	0.96
Net income attributable to common stockholders - diluted	$	0.80	$	0.95

17 Q4 2025

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q4 2025		Q4 2024
Net income attributable to common stockholders	$	38,113	$	43,213
Elimination of certain non-cash items in net income:				
Real estate depreciation		20,869		18,370
Real estate depreciation related to noncontrolling interests		(402)		(413)
Gains on sales of real estate, net		(119)		(4,690)
NAREIT FFO attributable to common stockholders		58,461		56,210
Non-cash write-off of straight-line rent receivable		—		(5,442)
Normalized FFO attributable to common stockholders		58,461		50,768
Non-cash lease revenue adjustments, net		(652)		(1,189)
Non-real estate depreciation, net		713		271
Amortization of debt issuance costs and discounts, net		855		1,215
Adjustments related to equity method investments, net		(2,023)		(452)
Recurring capital expenditures, net		(791)		(432)
Equity method investment non-refundable entrance fees		477		477
Note receivable credit loss expense		(61)		745
Non-cash stock-based compensation		964		670
Normalized FAD attributable to common stockholders	$	57,943	$	52,073

BASIC				
Weighted average common shares outstanding		47,652,977		45,117,095
NAREIT FFO attributable to common stockholders per share	$	1.23	$	1.25
Normalized FFO attributable to common stockholders per share	$	1.23	$	1.13
DILUTED				
Weighted average common shares outstanding		47,882,433		45,435,267
NAREIT FFO attributable to common stockholders per share	$	1.22	$	1.24
Normalized FFO attributable to common stockholders per share	$	1.22	$	1.12

PAYOUT RATIOS				
Regular dividends per common share	$	0.92	$	0.90
Normalized FFO payout ratio per diluted common share		75.4%		80.4%
Dividends declared	$	44,439	$	41,119
Normalized FFO payout ratio		76.0%		81.0%
Normalized FAD payout ratio		76.6%		78.9%

Q4 2025 18

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q4 2025		Q4 2024
ADJUSTED EBITDA RECONCILIATION				
Net Income		$37,803		$42,788
Interest expense		14,264		15,241
Franchise, excise, and other taxes		324		94
Depreciation		21,653		18,680
Gains on sales of real estate, net		(119)		(4,960)
Non-cash rental income related to operations transfer		—		(6,261)
Non-cash write-off of straight-line rent receivable		—		819
Note receivable credit loss expense		(61)		745
Adjusted EBITDA	$	73,864	$	67,146
Interest expense at contractual rates	$	13,412	$	14,066
Principal payments		—		109
Fixed Charges	$	13,412	$	14,175
Fixed Charge Coverage		5.5x		4.7x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,163,814
Less cash and cash equivalents		(19,624)
Consolidated Net Debt	$	1,144,190
Adjusted EBITDA	$	73,864
Annualizing Adjustment		221,589
Annualized impact of recent investments, disposals and payoffs		4,517
Annualized Adjusted EBITDA	$	299,970
Consolidated Net Debt to Adjusted EBITDA		3.8x

19 Q4 2025

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q4 2025		Q4 2024
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	43,961	$	40,693
Skilled Nursing		21,559		21,133
Hospital		1,075		1,068
Held for Sale and Disposal		1,120		45
Triple -net leased NOI	$	67,715	$	62,939
SHOP Resident Fees		30,729		14,004
SHOP operating expenses		(23,426)		(10,754)
SHOP NOI		7,303		3,250
Interest income and other		4,808		5,966
NOI	$	79,826	$	72,154
NOI TO ADJUSTED NOI RECONCILIATION				
Non-cash write-off of straight-line rent receivable		—		836
Straight-line revenue		(1,232)		(1,800)
Amortization of lease incentives		725		724
Amortization of commitment fees and discounts		(143)		(87)
Non-segment/Corporate		—		(150)
Adjusted NOI	$	79,176	$	71,677

Q4 2025 20

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q4 2025		Q4 2024
NET INCOME		$37,803		$42,788
Interest		14,264		15,241
Gains on sales of real estate		(119)		(4,960)
(Gain) loss from equity method investment		(1,652)		—
Franchise, excise and other taxes		324		94
Legal		11		411
Loan and realty gains (losses)		(61)		745
General and administrative		7,603		5,416
Depreciation		21,653		18,680
Consolidated NOI	$	79,826	$	72,154
Non-cash write-off of straight-line rent receivable		—		836
Straight-line revenue		(1,232)		(1,800)
Amortization of lease incentives		725		724
Amortization of commitment fees and discounts		(143)		(87)
Non-segment/Corporate		—		(150)
Adjusted NOI	$	79,176	$	71,677

21 Q4 2025

SHOP RECONCILIATIONS

(DOLLARS IN THOUSANDS)

TOTAL SHOP		Q4 2024		Q1 2025		Q2 2025		Q3 2025		Q4 2025
Total revenues	$	14,004	$	13,939	$	14,217	$	21,177	$	30,729
Labor		(4,435)		(4,299)		(4,324)		(7,168)		(11,741)
Dietary		(1,090)		(1,045)		(1,104)		(1,483)		(2,104)
Utilities		(970)		(1,097)		(940)		(1,567)		(1,969)
Taxes and insurance		(1,569)		(1,538)		(1,413)		(2,217)		(2,649)
Other senior housing operating expenses		(2,690)		(2,874)		(2,615)		(3,818)		(4,963)
NOI		3,250		3,086		3,821		4,924		7,303
Depreciation		(2,639)		(2,758)		(2,811)		(3,733)		(5,557)
Net income (loss)	$	609	$	328	$	1,010	$	1,191	$	1,746
Units		1,732		1,732		1,732		2,670		3,009
Occupancy		89.4%		89.2%		89.1%		87.2%		86.9%
Average occupied units		1,549		1,544		1,543		2,337		2,616
RevPOR	$	3,014	$	3,008	$	3,071	$	$3,432	$	3,918

(DOLLARS IN THOUSANDS)

SAME-STORE SHOP		Q4 2024		Q1 2025		Q2 2025		Q3 2025		Q4 2025
Total revenues	$	14,004	$	13,939	$	14,217	$	14,057	$	13,968
Labor		(4,435)		(4,299)		(4,324)		(4,398)		(4,330)
Dietary		(1,090)		(1,045)		(1,104)		(1,058)		(1,122)
Utilities		(970)		(1,097)		(940)		(1,085)		(1,005)
Taxes and insurance		(1,569)		(1,538)		(1,413)		(1,721)		(1,610)
Other senior housing operating expenses		(2,690)		(2,874)		(2,615)		(2,833)		(2,682)
NOI		3,250		3,086		3,821		2,962		3,220
Depreciation		(2,639)		(2,758)		(2,811)		(2,843)		(3,075)
Net income (loss)	$	609	$	328	$	1,010	$	119	$	145
Units		1,732		1,732		1,732		1,732		1,732
Occupancy		89.4%		89.2%		89.1%		87.9%		86.4%
Average occupied units		1,549		1,544		1,543		1,522		1,497
RevPOR	$	3,014	$	3,008	$	3,071	$	3,074	$	3,111

Q4 2025 22

SNF REVENUE BY STATE

State	Properties	Units	Annualized Cash	Percent	Expansion
TX	24	2,968	$30,156,390	34.8%	No
FL	10	1,497	17,649,357	20.4%	No
TN	16	1,830	17,275,209	19.9%	No
SC	4	706	7,313,073	8.4%	No
OR	3	230	3,641,155	4.2%	Yes
WI	1	144	2,658,907	3.1%	No
AL	2	287	2,488,199	2.9%	No
MO	5	756	2,124,039	2.5%	Yes
KY	1	206	1,459,133	1.7%	Yes
AZ	1	161	930,434	1.1%	Yes
VA	1	120	917,869	1.1%	Yes
Total	68	8,905	$86,613,765	100.0 %	


ANNUALIZED CASH NOI IN
ACA MEDICAID EXPANSION STATE
10.5%
89.5%
YES
NO

23 Q4 2025

DEFERRALS & REPAYMENTS[1,2]

DEFERRALS	2020	2021	2022[3]	2023[4,5]	2024[6]	Q1 2025	Q2 2025	Q3 2025[7]	Q4 2025	2025	CUMULATIVE
Bickford	$ 3,750	18,250	$ 1,000	$ (2,500)	$ —	$ —	$ —	$ —	$ —	$ —	$ 20,500
All Others	1,232	6,087	7,944	2,258	(500)	—	—	—	—	—	17,021
Total	$ 4,982	24,337	$ 8,944	$ (242)	$ (500)	$ —	$ —	$ —	$ —	$ —	$ 37,521

REPAYMENTS[8]	2020	2021	2022	2023	2024	Q1 2025	Q2 2025	Q3 2025[7]	Q4 2025	2025	CUMULATIVE
Bickford	$ —	—	$ 183	$ 2,295	$ 5,078	$ 1,263	$ 1,238	$ 1,319	$ 1,513	$ 5,334	$ 12,890
All Others	—	87	546	3,360	6,130	770	682	3,781	420	5,652	15,775
Total	$ —	87	$ 729	$ 5,655	$ 11,207	$ 2,033	$ 1,920	$ 5,100	$ 1,933	$ 10,986	$ 28,665

[1] *Includes all rent concessions accounted for as variable lease payments and as lease modifications.*
[2] *Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.*
[3] *Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.*
[4] *Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.*
[5] *Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance and $0.5 million in deferrals.*
[6] *Q2 2024 includes a $0.5 million credit to a senior housing operator deferral balance.*
[7] *Q3 2025 includes a $3.3 million in repayments related to the Discovery lease termination.*
[8] *Includes principal and interest repayments.*

Q4 2025 24

25 Q4 2025 NOTES

26Q4 2025 NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

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GLOSSARY

Facility Types
SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges
The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME
Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RevPOR
RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)
ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

SAME-STORE ("SS") We define Same-Store as properties owned, consolidated and operational for the full period in both comparison periods and that are not otherwise excluded; provided, however, that we may include selected properties that otherwise meet the Same-Store criteria if they are included in substantially all of, but not a full, period for one or both of the comparison periods, and in our judgment such inclusion provides a more meaningful presentation of our segment performance.

Newly acquired properties, recently developed or redeveloped properties, and properties undergoing operator transitions in our SHOP reportable business segment will be included in Same-Store after five full quarters from the date of acquisition, transition, or being placed into service. Our SHOP and NNN that have undergone operator or business model transitions will be included in Same-Store once operating under consistent operating structures for the full period in both periods presented.

Properties are excluded from Same-Store if they are: (i) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (ii) impacted by significant disruptive events such as flood or fire; (iii) those properties that are currently undergoing a significant disruptive redevelopment; or (iv) those properties that are scheduled to undergo operator or business model transitions, or have transitioned operators or business models after the start of the prior comparison period.

Stabilized Lease
A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return
The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY
The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

Q4 2025 28

National Health Investors Q4 2025 Supplemental